Exhibit 10.3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Distribution and Supply Agreement

Amendment 1

Parnell Europe Pty Limited

AND

Eli Lilly and Company

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

This is Amendment number 1 to the agreement between Eli Lilly and Company and Parnell Europe Pty Ltd. titled Distribution and Supply Agreement and dated February 9, 2011 (“Agreement”). By this amendment, entered into on this 2nd day of December, 2011, both parties agree as follows:

1.          Recitals

WHEREAS, Elanco and Parnell are Parties to the Agreement in regard to the Zydax product;

WHEREAS, the Parties agree to pursue revised Targeted Claims for Zydax as indicated in the revised Schedule 1, attached;

WHEREAS, Elanco agrees to increase the amount of the EU Payment 1 and US Payment 1,

WHEREAS, Parnell agrees to ***; and

NOW THEREFORE, the Agreement is amended as follows:

2.          Amended Provisions

a.           Schedule 1 is replaced with the revised Schedule 1 included below.

b.           In section 1.0, a new definition New Trial Study is added as follows: “New Trial Study means a study with a mutually agreed protocol that is reasonably designed to achieve and support a Zydax product in accordance with Schedule 1, as amended herein.”

c.           In section 1.0, a new definition Zone is added as follows: “Zone means either the United States of America or the European Economic Community”

d.           In section 1.0, the definition of Zydax is amended to add, after the words “Schedule 4”, the phrase: “and Schedule 1”

e.           In section 2.3, the phrase “thirty (30) months” is replaced with “thirty eight (38) months.”

f.            In Section 3.1(a)(i), the phrase “ and *** to be paid not later than January 10, 2012 after mutual execution of Amendment 1 to this Agreement.” is added at the end of the existing paragraph.

g.           In Section 3.1(b)(i), the phrase “ and *** to be paid not later than January 10, 2012 after mutual execution of Amendment 1 to this Agreement.” is added at the end of the existing paragraph.

h.           A new section is added as follows:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

3.3           Parnell agrees to *** in accordance with the mutually agreed protocol. ***may include ***.

i.            Section 13.1(a) is replaced in its entirety as follows:

(a)          If registration of Zydax has not occurred in a zone by the end of the 38th month after Commencement Date, Parnell will pay monthly damages either in US dollars or if registration has occurred in one Zone then in free goods to Elanco beginning the first day of the first month after the 38th month post Commencement Date. Damages will be the cash amount or cash equivalent (free goods) of $111,111.16 for the “US Delay Damages” and $55,555.50 for the “EU Delay Damages,” respectively.

j.            Section 13.1(b) is replaced in its entirety as follows:

(b)          Payment of the respective US Delay Damages or EU Delay Damages will continue until Zydax is registered in the Zone that was not registered as of the 38th month post Commencement date, or until, in each case, the EU Delay Damages are equal to $666,666 (Six Hundred and Sixty Six Thousand and Six Hundred and Sixty Six Hundred Dollars) and the US Delay Damages are equal to $1,333,334 (One Million Three Hundred and Thirty Three Thousand and Three Hundred and Thirty Four Hundred Dollars). For clarity delay damages are only payable in respect of the zone in which registration of the Product has not occurred as at the end of the 38th month post Commencement Date.

k.          Section 13.1(d) is replaced in its entirety as follows:

(d)          In the event that Registration for Zydax has still not been granted in either Zone, or Parnell is unable to supply the minimum supply quantities defined in Schedule 2 by the end of the ***month after the Commencement Date either party may terminate this Agreement by giving the other notice in writing, such termination to take effect immediately.

l.            Section 13.2 is replaced in Its entirety as follows:

13.2         In the event that Registration for Zydax has still not been granted in any Zone by the end of ***month after the Commencement Date, either party may terminate this Agreement by giving the other notice in writing, such termination to take effect immediately.

m.           Section 33.10 is replaced in its entirety as follows:

33.10         Clauses 13, 16, 18, 19, 22 to 30, 32 and 33 will survive the expiration or earlier termination of this Agreement.

3.          Amendment Terms

a.           The provisions of this Amendment, to the extent they conflict with the Agreement shall supersede such conflicting provisions

2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

b.           The parties agree that the Agreement remains in full force and effect as amended

c.           The amended provisions shall survive the termination of this amended Agreement to the extent necessary to serve the purpose intended.

3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, the parties have executed this Agreement Amendment 1, effective upon the last date entered below.

ELI LILLY AND COMPANY

By	/s/ Jeff Simmons

Title	President

Date	2 December 2011

Parnell Europe Pty Ltd

By	/s/ Robert Joseph

Title	Chief Executive Officer

Date	2 December 2011

Attachment: Revised Schedule 1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 1

Products

Product	Trade Name	Presentation	Active ingredient
Zydax 100 Injection	Zydax	20mL preserved multiple dose vial	Glucuronoxylan Sulfate sodium ***

***

Currently the targeted Label of Zydax will include, but not be limited to the following:

***

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